Exhibit 10.11

Loan Extension Contract

Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

Legal Representative: Chen Jun

Party B(Borrower): Heilongjiang TYALS Co., Ltd

Legal Representative: Wang Yuhu

Whereas, the Loan Contract signed by the two parties below dated April 13, 2009 has expired; Party B has applied for extending the term of the Contract and Party A agrees to extend the Contract after reviewing such application;

Now therefore, the two parties, based on the principle of equality and consultations, agree as follows:

Article 1      The amount relating to such extension is RMB 8 million.

Article 2      The term extended shall be one (1) year, from April 13, 2010 to April 13, 2011.

Article 3      Party A will collect a sum of management cost with regard to the amount regarding the extension in accordance with the loan management measures of Party A. Such management cost is 3% of the amount regarding extension, i.e., RMB 240,000 in total. Party B shall pay the management cost in a lump sum within three (3) days of the execution of the Loan Contract.

Article 4      Where the extended term expires, Party B shall repay the loan; otherwise the term will no longer be extended.

Article 5      Special agreement

Party B agrees to use its newly- built plant with an area of 1,500 square meters as a pledge for the extending the term of the loan. Party B shall provide Party A with the related certificates and pledge registration formalities in respect of the pledged plant in accordance with the stipulations of the pledge Contract. In case of breach of the agreement, Party A is entitled to take possession of Party B’s plant.

Article 6     Events of default

Any of the following circumstances will constitute an event of default as referred to in this Article:

1.	The Borrower appropriated the loan;
2.	The loan is used for any other purpose rather than that as agreed by the two parties;
3.	The Borrower fell into arrears with principal;

4.	The Borrower committed any act against laws;
5.	The legal representative of the Borrower contravened criminal law and will be subject to criminal sanction.

Article 7     In case of breach of the agreement by Party B, Party A is entitled to take the following actions:

To declare the principal of the loan under the Contract to be due in advance and require the Borrower to immediately repay such principal or take any other remedies as provided for by laws and regulations.

Article 8     Liabilities for breach

In the event that the Borrower fails to repay the principal of the loan in full and/or on time or there is any event of default, Party A may require Party B to pay a sum of penalty at the rate of 0.5% on a daily basis and recover all the losses, which include but without limitation to penalty, legal cost, attorney’s fees, etc.

Article 9     Other provisions

1.	Any dispute arising out of the Contract shall be subject to the jurisdiction of the People’s Court of Sa Er Tu District, Daqing.
2.	The Pledge Contract referred to herein and the documents and data confirmed by the two parties shall constitute an integral part of the Contract.
3.	The Contract shall be executed in duplicate and each party shall hold one copy respectively.

Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)

Party B(Borrower): Heilongjiang TYALS Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)

Date of signature: April 15, 2010

Place of signature: Daqing Industrial and Commercial Investment Co., Ltd

Loan Contract

Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

Legal Representative: Shi Rongyao

Party B (Borrower): Heilongjiang TYALS Co., Ltd

Legal Representative: Wang Yuhu

To provide support for Party B’s aluminum veneer PVDF coating manufacturing project and the listing of Party B, the two parties reach the following agreement with regard to the matters concerning Party A’s provision of loan to Party B based on the principle of friendly consultation, equality and free will with the reference to the instructions dated April 2, 2009 of Xia Lihua and Ren Guisheng, mayor and deputy major in charge of this industry of Daqing.

Article 1     Party A agrees to provide a sum of monetary fund with the amount of RMB 8 million to Party B.

Article 2     The term of the loan shall be one (1) year, from April 13, 2009 to April 12, 2010.

Article 3     The loan shall only be used for the aluminum veneer PVDF coating manufacturing project for purchasing equipment and constructing plant and shall not be used for any other purpose.

Article 4     Party A shall inspect the application of the loan from time to time. Based on Party B’s requirements for funds, Party B shall provide Party A with the equipment purchase contract for Party A to confirm the authenticity and validity of the contract and the conformity between the subject matter and its contract price. Party B shall not make any payment without Party A’s confirmation. The payer name and the amount must be in line with those set forth in the Contract. Where the equipment is delivered, Party A and Party B shall jointly examine and accept such equipment. With regard to the construction of plan, Party B shall provide Party A with the construction and budget contract of the bid-winner. The application of funds shall not exceed the budget. If the funds actually used exceed the budget at the time of project settlement, the exceeded part shall be solely borne by Party B. In case of surplus funds, such funds can be used as working capital.

Article 5     In order to ensure the safety of Party A’s funds, the plant, as soon as it is recognized as assets, shall be pledged to Party A together with the equipment purchased for the project.

Article 6     Party B promises to be able to being listed in 2009 and the first sum of funds it will raise by listing shall be used to repay Party A.

Article 7     Party A has the right to require Party B to provide the information regarding the progression of the project based on the requirements of funds management. Party B shall provide Party A with its financial statements on a quarterly basis and shall provide active assistance in this regard.

Article 8     Where the loan term expires, Party B shall pay Party A the principal under the Contract in full and on time.

Article 9     Events of default

Any of the following circumstances will constitute an event of default as referred to in this Article:

1.	The Borrower appropriated the loan;
2.	The loan is used for any other purpose rather than that as agreed by the two parties;
3.	Party B refuses to cooperate with Party A in funds inspection;
4.	Party B fails to use the funds as required in Article 4 of the Contract;
5.	The Borrower fell into arrears with principal;
6.	The Borrower committed any act against laws;
7.	The legal representative of the Borrower contravened criminal law and will be subject to criminal sanction.

In case of breach of the agreement by Party B, Party A is entitled to take the following actions:

To declare the principal of the loan under the Contract to be due in advance and require the Borrower to immediately repay such principal or take any other remedies as provided for by laws and regulations.

Article 10     Liability for breach

In the event that the Borrower fails to repay the principal of the loan in full and/or on time or there is any event of default, Party A may require Party B to pay a sum of penalty at the rate of 0.5% on a daily basis and recover all the losses, which include but without limitation to penalty, legal cost, attorney’s fees, etc.

Article 11     Other provisions

1.	The invalidity of partial provisions of the Contract will not affect the validity of the remainder of the Contract.
2.	Any dispute arising out of the Contract shall be subject to the jurisdiction of the People’s Court of Sa Er Tu District, Daqing.
3.	The Loan Note referred to herein and the documents and data confirmed by the two parties shall constitute an integral part of the Contract.
4.	The Contract shall be executed in sextuplicate and each copy has the same legal force.

Article 12     Miscellaneous

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Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)

Party B (Borrower): Heilongjiang TYALS Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)

Date of signature: April 13, 2009

Loan Extension Contract

Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

Legal Representative: Chen Jun

Party B(Borrower): Heilongjiang TYALS Co., Ltd

Legal Representative: Wang Yuhu

Whereas, the Loan Extension Contract signed by the two parties dated April 15, 2010 has expired; Party B has applied for extending the term of the Contract and Party A agrees to extend the Contract after reviewing such application;

Now therefore, the two parties, based on the principle of equality and consultations, agree as follows:

Article 1      The amount relating to such extension is RMB 8 million.

Article 2      The term extended shall be one (1) year, from April 13, 2011 to April 13, 2012.

Article 3      Party A will collect a sum of management cost with regard to the amount for term extension in accordance with the loan management measures of Party A. Such management cost is 3% of the amount regarding extension, i.e., RMB 240,000 in total. Party B shall pay the management cost in a lump sum within three (3) days of the execution of the Loan Contract.

Article 4      Where the extended term expires, Party B shall repay the loan; otherwise the term will no longer be extended.

Article 5      Special agreement

Party B agrees to use its newly- built plant with an area of 1,500 square meters as a pledge for the extending the term of the loan. Party B shall provide Party A with the related certificates and pledge registration formalities in respect of the pledged plant in accordance with the stipulations of the pledge Contract. In case of breach of the agreement, Party A is entitled to take possession of Party B’s plant.

Article 6      Events of default

Any of the following circumstances will constitute an event of default as referred to in this Article:

1.	The Borrower appropriated the loan;
2.	The loan is used for any other purpose rather than that as agreed by the two parties;
3.	The Borrower fell into arrears with principal;
4.	The Borrower committed any act against laws;

5.	The legal representative of the Borrower contravened criminal law and will be subject to criminal sanction.

Article 7      In case of breach of the agreement by Party B, Party A is entitled to take the following actions:

To declare the principal of the loan under the Contract to be due in advance and require the Borrower to immediately repay such principal or take any other remedies as provided for by laws and regulations.

Article 8      Liabilities for breach

In the event that the Borrower fails to repay the principal of the loan in full and/or on time or there is any event of default, Party A may require Party B to pay a sum of penalty at the rate of 0.5% on a daily basis and recover all the losses, which include but without limitation to penalty, legal cost, attorney’s fees, etc.

Article 9      Other provisions

1.	Any dispute arising out of the Contract shall be subject to the jurisdiction of the People’s Court of Sa Er Tu District, Daqing.
2.	The Pledge Contract referred to herein and the documents and data confirmed by the two parties shall constitute an integral part of the Contract.
3.	The Contract shall be executed in duplicate and each party shall hold one copy respectively.

Party A (Lender): Daqing Industrial and Commercial Investment Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)

Party B (Borrower): Heilongjiang TYALS Co., Ltd

(Seal)

Legal Representative:

(Signature/seal)